Contingencies	12 Months Ended
Dec. 31, 2019
Disclosure of Contingencies [Abstract]
Contingencies

23.	Contingencies

As of December 31, 2019, the Company has the following contingencies:

a.	Pacific Steel, Inc. (PS), a subsidiary located in National City in San Diego County, California, United States of America, for which the main activity is the purchase and sale of scrap, has the following environmental contingencies:

California Department of Toxic Substances Control

On September 2002, the Department of Toxic Substances Control (DTSC) inspected PS facilities based on an alleged complaint from neighbors due to PS’s excavating to recover scrap metal on its property and on a neighboring property, which PS rents from a third party (BNSF Railway). In this same month, DTSC issued an enforcement order of imminent and substantial endangerment determination, which alleges that certain soil piles, soil management and metal recovery operations may cause an imminent and substantial danger to human health and the environment; consequently, DTSC sanctioned PS for violating Hazardous Waste Control Laws in the State of California and imposed the obligation to remedy the site. On July 26, 2004, in an effort to continue with this order, DTSC filed against PS a Complaint for Civil Penalties and Injunctive Relief in San Diego Superior Court. On July 26, 2004, the court issued a judgment, whereby PS was obligated to pay USD$ 0.2 million, which has been paid.

On June 6, 2010, the DTSC and the San Diego Department of Environmental Health (DEH) inspected the facilities of PS, in response to a general complaint. On August 10, 2010 DTSC and DEH conducted a second inspection and found seven infractions. The DEH is satisfied with the compliance of PS on those issues; however, on October 19, 2010 the technical division of the DTSC recommended to the legal division of DTSC that it impose significant penalties.

The land remediation was suspended at the beginning of 2011 due to the inefficiency of the process, which was verified by several studies. As an alternative, once the necessary permits were obtained from the authorities in Mexico, the Mexicali plant began the process of importing non-RCRA soil for final disposal in a secure landfill based in Nuevo Leon State. This landfill is deposited after the separation of the metal content, which is used as raw material in the smelting process. PS has completed the shipment of non-RCRA soil for final disposal in Nuevo Leon State.

The disposition of a stack estimated at 8,000 tons of material classified RCRA (hazardous for Federal purposes) was also considered for shipment to Mexico. The process began in early 2013, but the response from the authorities was slow. Therefore, on April 9, 2015, a letter from the California Attorney General Department of Justice (Attorney General) was received where PS is required to, in the absence of obtaining permission from the Mexican authorities; present a program for transport the pile of contaminated soil classified as RCRA to an authorized confinement in the United States at the latest on April 22, 2015. This letter warned that PS must ship the RCRA soil no later than July 9, 2015, or risk DTSC proceeding with a civil lawsuit seeking the maximum amount of fines established by law and corresponding legal redress.

On April 21, 2015, PS sent a letter to the Attorney General explaining that the authorities in Mexico had not denied permission to the Company but had simply requested that it present its application in a different format, which had already been presented and reviewed by the authority on April 17, 2015.

On July 23, 2015, the Attorney General denied the extension requested by PS and demanded the immediate shipments of the RCRA stack to an authorized landfill. PS began transporting RCRA soil on July, 29, 2015, and completed removal of the RCRA stack by September 12, 2015 with a total of 3,000 metric tons.

On January 5, 2016, the Attorney General and PS stipulated to filing a "final judgment and order on consent" or Consent Judgment in San Diego Superior Court. The parties negotiated the Consent Judgment, which includes the following terms:

- PS to pay USD$ 0.138 million as a civil penalty for alleged violations of the 2004 Corrective Action Consent Agreement. PS has made all of the required payments to DTSC as of December 31, 2017.

- Remove the RCRA soil pile and send it to an approved landfill. The Judgment indicates that the Company complied with this commitment by October 2, 2015.

- After removing the RCRA soil pile, the Company must take samples of the soil in the area where the RCRA soil pile was located. Samples were taken and the results indicated that the soil had pollution levels that exceed the limits set by the State. On April 7, 2016, the Attorney General and DTSC demanded that the Company remove soil 10 feet across and 2 feet deep on the perimeter of the area where the RCRA soil pile was located and dispose of it in an approved confinement. Instead, PS convinced DTSC to enter into a Tolling Agreement on August 10, 2016, which tolls for two years (until August 10, 2018) the statute of limitations for DTSC to challenge PS’s compliance with the Consent Judgment. This Tolling Agreement was extended on August 10, 2018, for an additional two-year period. This Tolling Agreement remains in force as of December 31, 2018, and will end as of August 10, 2020.

- The Company shall continue to meet the conditions of the final judgment, the corrective measures, and all tasks arising from this, which were entered in the same court in 2004.

PS is working to develop a “corrective measures study” (CMS) that is intended to develop a plan for determining what remedy will be implemented at the site. As of December 31, 2019, it is unclear what will be the appropriate remedy to implement at the PS site, when the CMS will be completed, how long remediation will take, and how much it will cost.

On May 29, 2019, the company presents, a proposal to the DTSC, to carry out a work plan in March 2020, the DTSC has agreed tentatively, with that proposal or work plan

b.	As with most steel producers in United States of America, Republic could incur significant costs related to environmental issues in the future, including those arising from environmental compliance activities and remediation stemming from historical waste management practices at the Republic’s facilities. The reserve created to cover probable environmental liabilities of USD$ 2.6 million and USD$ 2.6 million were recorded as of December 31, 2019 and 2018, respectively. The reserve includes incremental direct costs of remediation efforts and post-remediation monitoring costs that are expected to be paid after corrective actions are complete. As of December 31, 2019, the current and non-current portions of the reserve amounted to USD$ 1.0 million and USD$ 1.6 million, (USD$ 1.0 million and USD$ 1.6 million in 2018), respectively, are included in accounts payable and accumulated liabilities in the short and long term, respectively, in the Consolidated Statements of Financial Position.

c.	The Company is not aware of any material environmental remediation liabilities or contingent liabilities relating to environmental matters with respect to facilities, for which the establishment of an additional reserve would be necessary at this time. In the event that, in the future, the Company incurs in any such additional expenses, these costs will most likely be incurred over a number of years. However, future regulatory action regarding historical waste management practice in the facilities of Republic PS and future changes in applicable laws and regulations may require the Company to incur significant costs that may have a material adverse effect on the future financial performance of the Company.

d.	The Company is involved in a series of lawsuits and legal claims that have arisen during the normal course of its operations. The Company and its legal advisors do not expect the outcome of these matters to have any significant adverse effect on the Company's financial position and results of operations, therefore it has not been recognized any liabilities for such lawsuits and claims.

e.	Mexican tax authorities have the right to review, at least the previous five years and could determine differences in taxes payable, plus any corresponding adjustments, surcharges and fines.

f.	Tax authorities in United States of America have the right to review, at least the previous three years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

g.	Canadian tax authorities have the right to review, at least the previous four years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

h.	Brazilian tax authorities have the right to review, at least the previous five years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

i.	On January 19, 2017, the Company was notified with the excerpt issued by the General Direction of Crimes and Sanctions of the National Banking and Exchange Commission (CNBV), for the probable realization, in the re-purchase of own stock operations, of several behaviors that, under the judgment of the CNBV, could be different to the ones established in the “Ley del Mercado de Valores (LMV)”. On February 9, 2017 Grupo Simec filed the statement of manifestations to the administrative sanction procedure. The resolution was favorable for the company, issued on May 15, 2018.

j.	On September 5, 2017, Grupo Simec and GV do Brasil were notified of the arbitration procedure filed by SMS Concast at the International Court of Arbitration (ICC), which demands the payment of USD $ 1.4 million plus expenses, for additional costs incurred in the construction and assembly of the steelmaking area of the Brazilian plant. On November 6, 2017, the companies of the Group replied to the demand and filed a counterclaim against SMS Concast for the amount of USD $ 5 million, which GV do Brasil utilized on the equipment to work properly. On February 26, 2020 the arbitrators sentenced our companies to individual and joint payments of various amounts and in different currencies. We are currently requesting SMS Concast to supply us with the missing secondlevel equipment.

k.	In February 2017, the Securities and Exchange Commission ("SEC") notified the Company of the opening of an investigation to determine if the Company's management committed infractions of US federal securities laws related to the failure to maintain internal control over financial reporting. This investigation is derived, in part, from the failures in these systems which were reported in the 20-F (Annual Report) for the fiscal year 2015. On February 21, 2016, the Company began implementing the corrective measures recommended by a specialist firm in order to better comply with the COSO framework. On January 29, 2019, the Company reached a settlement with the SEC. Under the terms of the settlement, the Company paid a civil penalty of USD $200,000 and retained an independent consultant to ensure remediation of material weaknesses and the implementation and maintenance of internal controls over financial reporting. The Company´s remediation efforts continue.

l.	During the year 2018 Grupo Simec and some of its subsidiaries have been audited by the tax authorities of Mexico with respect to fiscal years from 2013 to 2017. The tax which the authority pretends to impose are non-existent taxes, which we have been litigating through various means including “amparo”, lawsuits, resources of revocation in some cases and nullity lawsuit in others. As of December 31, 2018, the payment has not been enforceable in any of the disputed matters. The amount of tax credits being appealed in court ascends to $ 5,880 million. During the 2019 financial year, some of the Simec Group subsidiaries that have oversight acts affected tax payments and expenses through Remedial Agreements signed between the companies and the Tax Administration Service (SAT) during the aforementioned year for an amount of 2,323,662.